UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 1, 2004

AMERICAN BAR ASSOCIATION MEMBERS /

STATE STREET COLLECTIVE TRUST

(Exact Name of Registrant Specified in Charter)

Massachusetts	033-50080	04-6691601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 Franklin Street Boston, Massachusetts	02110
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 786-3000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

As described in the Prospectus dated April 8, 2004 (the “Prospectus”) for units of beneficial interest in the American Bar Association Members/State Street Collective Trust (the “Collective Trust”), the American Bar Retirement Association (“ABRA”), as sponsor of the Program referred to in the Prospectus, and State Street Bank and Trust Company (“State Street”) have entered into an Administrative and Investment Services Agreement effective January 1, 2003, between State Street and the American Bar Retirement Association (the “AISA Agreement”), that provides, among other things, for State Street to establish and maintain the Collective Trust. On November 1, 2004, State Street and ABRA entered into an amendment to the AISA Agreement, to become effective December 1, 2004, to permit State Street to substitute State Street Bank and Trust Company of New Hampshire (“State Street New Hampshire”), a wholly-owned subsidiary of State Street, as trustee of the Collective Trust. Upon such substitution, State Street New Hampshire will be responsible for all the functions described in the Prospectus now performed by State Street in its capacity as trustee of the Collective Trust. A copy of the amendment to the AISA Agreement is filed as an exhibit hereto.

On November 4, 2004, the Declaration of Trust of the Collective Trust was amended to substitute, effective as of December 1, 2004, State Street New Hampshire for State Street as trustee of the Collective Trust and to provide that in the event that State Street New Hampshire becomes insolvent or is prevented from serving as trustee of the Collective Trust by a judicial or regulatory order, State Street automatically will again become the trustee of the Collective Trust. State Street entered into a Guaranty (the “Guaranty”), in favor of ABRA, the Collective Trust and the investors therein, pursuant to which, effective December 1, 2004, State Street will guaranty the obligations of State Street New Hampshire as trustee of the Collective Trust. Copies of the amendment to the Declaration of Trust and the Guaranty are filed as exhibits hereto.

On November 4, 2004, State Street and State Street New Hampshire entered into an Agreement for Trustee Services pursuant to which, effective December 1, 2004, State Street New Hampshire will be substituted for State Street as trustee for of the Collective Trust. State Street will continue to provide custodial and related services with respect to the Collective Trust and the Funds (as defined in the Prospectus). It is expected that the investment advisors to the Funds and other service providers will remain as immediately before the appointment of State Street New Hampshire as successor trustee, with the exception of certain changes to the investment advisors to the Small-Cap Equity Fund previously disclosed in a Supplement to the Prospectus, dated November 1, 2004 and the Collective Trust’s current report on Form 8-K dated November 1, 2004. A copy of the Agreement for Trustee Services is filed as an exhibit hereto.

ITEM 3.03	Material Modification to Rights of Security Holders.

See the description of the Amendment to Declaration of Trust under Item 1.01 Entry into a Material Definitive Agreement. In addition, as a result of the changes described above, effective December 1, 2004, each of the Fund Declarations of the Collective Trust will be amended to reflect the appointment of State Street New Hampshire as successor trustee. A copy of the Amendment to Fund Declarations is filed as an exhibit hereto. The substitution of State Street New Hampshire as trustee of the Collective Trust is not expected to result in any change in service to the Investors. There will be no change in fees and expenses payable to the trustee by the Funds.

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) The Collective Trust does not have a board of directors. The Collective Trust is a trust with a corporate trustee, which until December 1, 2004, is State Street. For purposes of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Securities and Exchange Commission adopted under that Act, the board of directors of State Street has, until December 1, 2004, responsibility for the functions with respect to audit matters relating to the Collective Trust. The Board of Directors of State Street consists of Tenley E. Albright, M.D., Kennett F. Burnes, Truman S. Casner, Nader F. Darehshori, Arthur L. Goldstein, David P. Gruber, Linda A. Hill, Charles R. LaMantia, Ronald E. Logue, Richard P. Sergel, Ronald L. Skates, Gregory L. Summe, Diana Chapman Walsh, Robert E. Weissman. Effective on December 1, 2004, State Street will not longer be the trustee of the Collective Trust and the Board of Directors of State Street will no longer have that responsibility.

(d) Effective December 1, 2004, the trustee of the Collective Trust will be State Street New Hampshire. For purposes of the Sarbanes-Oxley Act of 2002 and the rules and regulations of the Securities and Exchange Commission adopted under that Act, the board of directors of State Street New Hampshire will then have responsibility for the functions with respect to audit matters relating to the Collective Trust. The board of directors of State Street New Hampshire consists of James S. Phalen, Beth M. Halberstadt, Scott W. Olson, Daniel J. Bouchard, Gary E. Jenkins, Karen E. Kruck and Nancy Loucks, all of whom are employees of State Street or its affiliates. Although the board of directors of State Street New Hampshire has currently designated Trust, Investment and Audit board committees, it expects to change the members of these committees on or about December 1, 2004. The board of directors of State Street New Hampshire has not yet determined which of its directors it will appoint to serve on its committees at that time.

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) See the description of the Amendment to Declaration of Trust under Item 1.01 Entry into a Material Definitive Agreement and the description of the Amendment to Fund Declarations under Item 3.03 Material Modification to Rights of Security Holders.

ITEM 9.01	Financial Statements and Exhibits.

(c) Exhibits:

Exhibit No.	Description of Exhibit
3.2.3	American Bar Association Members/State Street Collective Trust, Amendment to Declaration of Trust dated effective December 1, 2004

3.13	American Bar Association Members/State Street Collective Trust, Amendment to Fund Declarations effective December 1, 2004

10.7.2	Amendment effective December 1, 2004, to the Administrative and Investment Services Agreement effective January 1, 2003, between State Street Bank and Trust Company and the American Bar Retirement Association

10.25	Agreement for Trustee Services between State Street Bank and Trust Company and State Street Bank and Trust Company of New Hampshire effective December 1, 2004

10.26	Guaranty made as of December 1, 2004 by State Street Bank and Trust Company in favor of the American Bar Association Member/State Street Collective Trust

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BAR ASSOCIATION MEMBERS / STATE STREET COLLECTIVE TRUST

Dated: November 5, 2004	By:	/S/ BETH M. HALBERSTADT
Name: Beth M. Halberstadt Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
3.2.3	American Bar Association Members/State Street Collective Trust, Amendment to Declaration of Trust dated effective December 1, 2004

3.13	American Bar Association Members/State Street Collective Trust, Amendment to Fund Declarations effective December 1, 2004

10.7.2	Amendment effective December 1, 2004, to the Administrative and Investment Services Agreement effective January 1, 2003, between State Street Bank and Trust Company and the American Bar Retirement Association

10.25	Agreement for Trustee Services between State Street Bank and Trust Company and State Street Bank and Trust Company of New Hampshire effective December 1, 2004

10.26	Guaranty made as of December 1, 2004 by State Street Bank and Trust Company in favor of the American Bar Association Member/State Street Collective Trust